EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 USC,
SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Renhuang Pharmaceuticals, Inc. (the "Company") on Form 10-QSB for the quarter ended July 31, 2006, as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Li Shaoming, President of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 18, 2006
/s/ Li Shaoming

By: Li Shaoming
Its: President

A signed original of this written statement required by Section 906 has been provided to Renhuang Pharmaceuticals, Inc. and will be retained by Renhuang Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.